UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

ChampionX Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5599 San Felipe
Houston, Texas, U.S.A. 77056
(Address of principal executive offices and zip code)

(713) 513-2000

(Registrant’s telephone number, including area code)

2445 Technology
Forest Blvd

Building 4, 12th Floor

The Woodlands, Texas

77381

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CHX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 16, 2025 (the “Closing Date”), pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 2, 2024, by and among ChampionX Corporation, a Delaware corporation (“ChampionX”), Schlumberger Limited, a Curaçao corporation (“SLB”), Sodium Holdco, Inc., a Delaware corporation and indirect wholly owned subsidiary of SLB (“Sodium US”), and Sodium Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Sodium US (“Merger Sub”) (the “Merger Agreement”), Merger Sub merged with and into ChampionX (the “Merger”) with ChampionX surviving the Merger as an indirect wholly owned subsidiary of SLB (the “Surviving Corporation”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement. The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Form 8-K does not purport to be complete and is subject and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to ChampionX’s Current Report on Form 8-K/A filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2024 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Closing Date, in connection with the consummation of the Merger, ChampionX terminated and repaid in full all outstanding obligations due under the Amended and Restated Credit Agreement, dated as of June 7, 2022, by and among, inter alios, ChampionX, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ChampionX Credit Agreement”).

The foregoing description of the ChampionX Credit Agreement is qualified in its entirety by the full text of the ChampionX Credit Agreement, a copy of which is filed as Exhibit A to Exhibit 10.1 of ChampionX’s Current Report on Form 8-K filed with the SEC on June 8, 2022 and incorporated herein by reference, as well as the Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of September 29, 2023, a copy of which is filed as Exhibit 10.1 of ChampionX’s Current Report on Form 8-K filed with the SEC on October 3, 2023 and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference, pursuant to the terms of the Merger Agreement, the Merger was completed on the Closing Date.

At the effective time of the Merger (the “Effective Time”), and by virtue of the Merger, each share of common stock, par value $0.01 per share, of ChampionX (“ChampionX Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares of ChampionX Common Stock held in the treasury of ChampionX or held by SLB, Sodium US or any direct or indirect wholly owned subsidiary of SLB, in each case except for any such shares held on behalf of third parties (“ChampionX Excluded Stock”)) was cancelled and converted into the right to receive 0.735 shares of common stock, par value $0.01 per share, of SLB (“SLB Common Stock”), and, if applicable, cash (without interest) in lieu of fractional shares (collectively, the “Merger Consideration”). At the Effective Time, and by virtue of the Merger, each share of ChampionX Excluded Stock was cancelled and retired without payment of any consideration therefor.

At the Effective Time, and by virtue of the Merger: (a) each in-the-money ChampionX stock appreciation right (“ChampionX SAR”) that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive cash based on the spread value of such ChampionX SAR and each out-of-the-money ChampionX SAR was cancelled for no consideration; (b) each ChampionX option that was outstanding immediately prior to the Effective Time was converted into an option to acquire a number of shares of SLB Common Stock determined based on the Exchange Ratio; (c) each ChampionX restricted stock unit award (“ChampionX RSU Award”) that was outstanding immediately prior to the Effective Time was assumed and converted into a restricted stock unit award covering a number of shares of SLB Common Stock (“SLB RSU Award”) determined based on the Exchange Ratio, and each dividend equivalent right underlying such ChampionX RSU Award was cancelled and converted into the right to receive an amount in cash equal to the amount accrued in a bookkeeping account as of immediately prior to the Effective Time with respect to such dividend equivalent right; (d) each ChampionX performance share award that was outstanding immediately prior to the Effective Time was assumed and converted into a SLB RSU Award (determined based on the Exchange Ratio, and based on the attainment of performance levels set forth in the Merger Agreement); and (e) each deferred stock unit award of ChampionX that was outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive a number of shares of SLB Common Stock based on the Exchange Ratio.

Further, as previously disclosed, on December 23, 2024, the Company entered into Section 280G mitigation agreements (the “280G Mitigation Agreements”) with certain officers of the Company. Pursuant to the 280G Mitigation Agreements, restricted shares of ChampionX Common Stock (“ChampionX RSAs”) were issued to certain officers of the Company as part of the early settlement of certain outstanding ChampionX RSU Awards. At the Effective Time, each ChampionX RSA that was outstanding immediately prior to the Effective Time was assumed and converted into restricted shares of SLB Common Stock based on the Exchange Ratio.

The foregoing descriptions of the Merger, the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to ChampionX’s Current Report on Form 8-K/A filed with the SEC on April 3, 2024, and incorporated herein by reference. The foregoing descriptions of the 280G Mitigation Agreements do not purport to be complete and are qualified in their entirety by reference to the form of 280G Mitigation Agreement, a copy of which is filed as Exhibit 10.24 to ChampionX’s Annual Report on Form 10-K filed with the SEC on February 5, 2025, and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the transactions described in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K, which are incorporated herein by reference, on July 16, 2025, in connection with the closing of the Merger, ChampionX notified The Nasdaq Stock Market LLC (“Nasdaq”) that (i) the Certificate of Merger relating to the Merger (the “Certificate of Merger”) had been filed with the Secretary of State of the State of Delaware and (ii) that the Merger had been consummated and requested that Nasdaq suspend trading of the ChampionX Common Stock and delist the ChampionX Common Stock prior to the opening of trading on the Closing Date. ChampionX also requested that Nasdaq file a notification of removal from listing on Form 25 with the SEC to effect the delisting of ChampionX Common Stock from Nasdaq and the deregistration of ChampionX Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting of the ChampionX Common Stock from Nasdaq will be effective ten days after filing of the Form 25. ChampionX intends to file with the SEC a Form 15 requesting the deregistration of the ChampionX Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Securityholders.

As a result of the Merger, at the Effective Time, holders of ChampionX Common Stock immediately before the Merger ceased to have any rights as stockholders of ChampionX, other than their rights, if any such rights exist, to (i) receive Merger Consideration in accordance with the terms of the Merger Agreement and (ii) receive the regular quarterly dividend of $0.095 per share of ChampionX Common Stock, par value $0.01 per share, to be paid on July 25, 2025 previously declared by ChampionX on May 8, 2025, provided that such holder of ChampionX Common Stock was also a shareholder of record as of the July 3, 2025 record date.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, upon completion of the Merger, ChampionX became an indirect wholly owned subsidiary of SLB and, accordingly, a change of control of ChampionX occurred.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, and as of the Effective Time, pursuant to the terms of the Merger Agreement, Daniel W. Rabun, Heidi S. Alderman, Mamatha Chamarthi, Carlos A. Fierro, Gary P. Luquette, Elaine M. Pickle, Stuart D. Porter and Sivasankaran Somasundaram, each a director of ChampionX as of immediately prior to the Effective Time, resigned from the board of directors of ChampionX (including from all of the committees thereof). At the Effective Time, pursuant to the terms of the Merger Agreement, Paul Sims, Matthias Abrell and Samantha Blons, the directors of Merger Sub as of immediately prior to the Effective Time, became directors of the Surviving Corporation.

At the Effective Time, pursuant to the terms of the Merger Agreement, each officer of ChampionX as of immediately prior to the Effective Time ceased to be an officer of the Surviving Corporation. At the Effective Time, pursuant to the terms of the Merger Agreement, Paul Sims, the president of Merger Sub as of immediately prior to the Effective Time, became president of the Surviving Corporation.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, on the Closing Date, ChampionX filed the Certificate of Merger with the Secretary of State of the State of Delaware. At the Effective Time, the Second Amended and Restated Certificate of Incorporation of ChampionX was amended and restated in its entirety (as so amended and restated, the “Third Amended and Restated Certificate of Incorporation”) and the Third Amended and Restated Certificate of Incorporation became the certificate of incorporation of the Surviving Corporation. The foregoing description of the Third Amended and Restated Certificate of Incorporation is qualified in its entirety by the full text of the Third Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 and incorporated herein by reference.

In addition, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that all references therein to Merger Sub were amended to become references to the Surviving Corporation, became the bylaws of the Surviving Corporation (as so amended, the “Second Amended and Restated By-laws”). The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by the full text of the Second Amended and Restated Bylaws, which is filed as Exhibit 3.2 and incorporated herein by reference.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Name

2.1*	Agreement and Plan of Merger, dated as of April 2, 2024, by and among ChampionX Corporation, Sodium Holdco, Inc., Schlumberger Limited and Sodium Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K/A filed by ChampionX Corporation on April 3, 2024).

2.2*	Form of Section 280G Mitigation Agreement, dated as of December 23, 2024, by and between ChampionX Corporation and certain executive officers (incorporated by reference to Exhibit 10.24 to the Annual Report on Form 10-K filed by ChampionX Corporation on February 2, 2025).

3.1	Third Amended and Restated Certificate of Incorporation of ChampionX Corporation, dated July 16, 2025.

3.2	Second Amended and Restated By-laws of ChampionX Corporation, dated July 16, 2025.

10.1*

Restatement Agreement, dated June 7, 2022, by and among ChampionX Corporation, as Borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by ChampionX Corporation on June 8, 2022).

10.2*	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of September 29, 2023, by and among ChampionX Corporation, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (incorporated by referenced to Exhibit 10.1 to the Current Report on Form 8-K filed by ChampionX Corporation on October 3, 2023).

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*

Certain schedules and other similar attachments to this exhibit have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will provide a copy of such omitted documents to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChampionX Corporation

Date: July 16, 2025	By:	/s/ Samantha Blons
Samantha Blons
Secretary